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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Redback Networks Inc., which appears in Redback Networks Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




/S/  PRICEWATERHOUSECOOPERS LLP
-------------------------------
PricewaterhouseCoopers LLP

San Jose, California
May 30, 2000